UNITED STATES

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SCHEDULE 14A

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ENVIRI CORPORATION

(Name of Registrant as Specified In Its Charter)

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The following is a presentation issued by Enviri Corporation (the “Corporation”) in connection with the announcement of the proposed sale of the Corporation’s Clean Earth business to Veolia Environnement S.A.

Q4 2025 Quarterly Results and Outlook Conference Call February 24, 2026 © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 1

ADMINISTRATIVE ITEMS Conference Call and Access to Information More information on Enviri's quarterly earnings, including the Company’s earnings press release issued today and this presentation, is available on the Investor Relations portion of Enviri’s website. Company management will discuss the Company's financial performance during a conference call today at 9:00 a.m. (ET). Both the presentation and access to the call are available at http://investors.enviri.com. Forward-Looking Statements The nature of the Company's business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward- looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the expected timing, completion and effects of the transactions contemplated by the Merger Agreement and the Separation Agreement, including the sale of Clean Earth and the spin-off of New Enviri; statements about management's confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as may, could, expect, anticipate, intend, believe, likely, estimate, outlook, plan, contemplate, project, target or other comparable terms. Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the Company's ability to complete the transactions contemplated by the Merger Agreement and the Separation Agreement on the terms expected, in a timely matter or at all; (2) the possibility that the Merger and the Separation of Clean Earth may not ultimately achieve the expected benefits; (3) the Company's ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (4) the Company’s inability to comply with applicable environmental laws and regulations; (5) the Company’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (6) various economic, business, and regulatory risks associated with the waste management industry; (7) the seasonal nature of the Company's business; (8) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which the Company operates; (9) the outcome of any disputes with customers, contractors and subcontractors; (10) the financial condition of the Company's customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (11) higher than expected claims under the Company’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (12) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (13) the Company's ability to negotiate, complete, and integrate strategic transactions and joint ventures with strategic partners; (14) the Company’s ability to effectively retain key management and employees, including due to unanticipated changes to demand for the Company’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) the Company's inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (16) failure to effectively prevent, detect or recover from breaches in the Company's cybersecurity infrastructure; (17) changes in the worldwide business environment in which the Company operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which the Company conducts business; (19) unforeseen business disruptions in one or more of the many countries in which the Company operates due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s operations; (22) the Company’s ability to comply with financial covenants and obligations to financial counterparties; (23) the Company’s outstanding indebtedness and exposure to derivative financial instruments that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company's pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law. Non-GAAP Measures Throughout this presentation, the Company refers to certain non-GAAP measures, including without limitation, Adjusted EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) from continuing operations, Adjusted EBITDA margin, adjusted diluted earnings (loss) per share from continuing operations, adjusted free cash flow and organic growth. For a reconciliation of non-GAAP measures to GAAP results and the Company’s rationale for its usage of non-GAAP measures, see the Appendix in this presentation. Additional Information and Where to Find It In connection with the proposed sale of Clean Earth and the contemplated spin-off of New Enviri, the Company and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Company relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Company's shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Company or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company's shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company's proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC's website at www.sec.gov or on the Company's website at www.enviri.com. Participants in Solicitation The Company, its directors, and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Company related to the proposed transaction. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change of Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in the Company’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC's website at www.sec.gov or on the Company's website at www.enviri.com. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 2

CEO PERSPECTIVE • Transformative year for Enviri, with the team delivering solid financial performance to end the year • Harsco Environmental achieved its highest quarterly earnings in FY 2025 • Clean Earth finished another record year, realizing its growth and operational goals • Harsco Rail focused on right-sizing business to market conditions and managing ETO exposure • Clean Earth sale on track to close mid-year • New Enviri leadership conducting thorough review of businesses and evaluating opportunities expected to drive margins and shareholder value © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 3

# Q4 2025 FINANCIAL SUMMARY

enviri

## KEY PERFORMANCE INDICATORS

- Revenues unchanged YoY with higher revenues in Clean Earth and Harsco Environmental offset by Harsco Rail
- Adjusted EBITDA also unchanged YoY, including an increase in certain 2025 stock-performance based costs
- Adjusted diluted loss per share of $0.17; excludes CE sale related costs, Rail contract adjustments and other unusual items
- FCF ahead of internal forecast due to working capital management

| $ In millions except EPS; Continuing Operations[1] | Q4 2025 | Q4 2024 | CHANGE |
|---|---|---|---|
| Revenues, as reported | 556 | 559 | nmf |
| Income (loss) from Continuing Operations - GAAP | (86) | (82) | (5)% |
| Adjusted EBITDA[2] | 70 | 70 | —% |
| *% of Sales[2]* | *12.6%* | *12.6%* | *0 bps* |
| GAAP Diluted Earnings (Loss) Per Share from Continuing Operations | $(1.07) | $(1.03) | (4)% |
| Adjusted Diluted Earnings (Loss) Per Share from Continuing Operations[2] | $(0.17) | $(0.04) | nmf |
| Cash (Used) Provided by Operating Activities - GAAP | 38 | 36 | 6% |
| Adjusted Free Cash Flow[3] | 6 | 8 | (15)% |

(1) Amounts are rounded and recalculation may not yield precise results
(2) Excludes unusual items; see tables at end of presentation for GAAP to non-GAAP reconciliations.
(3) See tables at end of presentation for GAAP to non-GAAP reconciliations.
nmf = not meaningful

© 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation.
4

Q4 2025 HARSCO ENVIRONMENTAL • Revenues increase of SUMMARY RESULTS ($ MILLIONS) Q4 2025 Q4 2024% 7% primarily Revenues, as reported 257 240 7% attributable to higher Operating Income – GAAP 15 (41) nmf services demand, 1 Adjusted EBITDA - Non GAAP 48 41 17% 1 including at new Adjusted EBITDA Margin - Non 18.7% 17.1% GAAP sites, and favorable FX 1,2 ADJUSTED EBITDA BRIDGE $ in millions 60 • Adjusted EBITDA 3.2 48.2 6.2 41.2 increase YoY reflects (2.4) 30 above factors as well as improvements and 0 the recovery of Brazil Q4 2024 LST/Services Eco- Other Q4 2025 products sales tax expenses (1) Excludes unusual items; see tables at end of presentation for GAAP to non-GAAP reconciliations. TM (2) The Other total includes divestiture impacts of $3M and the Ecoproducts total includes the financial impact of ALTEK. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 5

Q4 2025 CLEAN EARTH • Revenues increase is SUMMARY RESULTS ($ MILLIONS) Q4 2025 Q4 2024 % the result of higher Revenues, as reported 244 241 1% services pricing and Operating Income – GAAP 19 21 (10)% volumes in Hazardous 1 Adjusted EBITDA - Non GAAP 38 36 5% materials business 1 Adjusted EBITDA Margin - Non 15.6% 15.1% GAAP • Adjusted EBITDA increase YoY due to 1,2 ADJUSTED EBITDA BRIDGE $ in millions above factors, partially 50 4.8 38.1 offset by lower SDM 36.2 (1.4) (1.5) contributions and 25 higher incentive 0 compensation Q4 2024 Hazardous Soil-Dredge Other Q4 2025 Waste Materials (1) Excludes unusual items; see tables at end of presentation for GAAP to non-GAAP reconciliations. (2) Line of business details include SG&A cost impacts. nmf = not meaningful © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 6

Q4 2025 HARSCO RAIL SUMMARY RESULTS ($ MILLIONS) Q4 2025 Q4 2024% • Revenue change YoY Revenues, as reported 56 77 (28)% primarily attributable Operating Income – GAAP (36) (32) (12)% to lower equipment 1 Adjusted EBITDA - Non GAAP (4) 2 nmf and aftermarket 1 Adjusted EBITDA Margin - Non (8.1)% 2.4% parts volumes GAAP • Adjusted EBITDA 1 ADJUSTED EBITDA BRIDGE $ in millions change YoY due to 6 the above factors as 2.1 well as a less 0 favorable business (2.9) (2.0) (0.8) mix (0.9) (4.5) -6 Q4 2024 Equipment Aftermarket & Contracting Other Q4 2025 Technology (1) Excludes unusual items; see tables at end of presentation for GAAP to non-GAAP reconciliations. nmf = not meaningful © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 7

2026 SEGMENT OUTLOOK - FULL YEAR REVENUES Comparable with 2025 Revenues 1 ADJUSTED EBITDA $170M to $180M (before stock compensation adjustment) Services & Products demand, New contracts, Improvement + initiatives DRIVERS - Exited contracts, 2025 items not repeating REVENUES Down High Single-Digit % YoY 1 ADJUSTED EBITDA $(26)M to $(19)M (before stock compensation adjustment) Cost-out initiatives + DRIVERS Standard Equipment & Contracted Services volumes, - Manufacturing inefficiencies (1) Excludes unusual items. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 8

Q1 2026 OUTLOOK 1 Adjusted EBITDA of $31M to $36M YoY Considerations: Contract exits and Less favorable business mix 1 Adjusted EBITDA of $(7.5)M to $(5.0M) YoY Considerations: Lower equipment and technology volumes (1) Adjusted EBITDA is non-GAAP number and guidance range is before adjustment for stock compensation. See tables at end of presentation for GAAP to non-GAAP reconciliations. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 9

Q&A © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 10

APPENDIX © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 11

NON-GAAP MEASURES Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. The most comparable GAAP measures are included within the definitions below and reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this Appendix. Adjusted diluted earnings (loss) per share from continuing operations: Adjusted diluted earnings (loss) per share from continuing operations is a non-GAAP financial measure and consists of diluted earnings (loss) per share from continuing operations adjusted for unusual items and acquisition-related intangible asset amortization expense. It is important to note that such intangible assets contribute to revenue generation and that intangible asset amortization related to past acquisitions will recur in future periods until such intangible assets have been fully amortized. The Company’s management believes Adjusted diluted earnings (loss) per share from continuing operations is useful to investors because it provides an overall understanding of the Company’s historical and future prospects. Exclusion of unusual items permits evaluation and comparison of results for the Company’s core business operations, and it is on this basis that management internally assesses the Company’s performance. Exclusion of acquisition-related intangible asset amortization expense, the amount of which can vary by the timing, size and nature of the Company’s acquisitions, facilitates more consistent internal comparisons of operating results over time between the Company’s newly acquired and long-held businesses, and comparisons with both acquisitive and non-acquisitive peer companies. Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure and consists of income (loss) from continuing operations adjusted to add back income tax expense; equity income of unconsolidated entities, net; net interest expense; defined benefit pension income (expense); facility fees and debt-related income (expense); and depreciation and amortization (excluding amortization of deferred financing costs); and excludes unusual items. Segment Adjusted EBITDA consists of operating income from continuing operations adjusted to exclude unusual items and add back depreciation and amortization (excluding amortization of deferred financing costs). The sum of the Segments’ Adjusted EBITDA and Corporate Adjusted EBITDA equals Consolidated Adjusted EBITDA. The Company‘s management believes Adjusted EBITDA is meaningful to investors because management reviews Adjusted EBITDA in assessing and evaluating performance. Adjusted free cash flow: Adjusted free cash flow is a non-GAAP financial measure and consists of net cash provided (used) by operating activities less capital expenditures and expenditures for intangible assets; and plus capital expenditures for strategic ventures, total proceeds from sales of assets and certain transaction- related / debt-refinancing expenditures. The Company's management believes that Adjusted free cash flow is important to management and useful to investors as a supplemental measure as it indicates the cash flow available for working capital needs, repay debt obligations, invest in future growth through new business development activities, conduct strategic acquisitions or other uses of cash. It is important to note that Adjusted free cash flow does not represent the total residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements and settlements of foreign currency forward exchange contracts, are not deducted from this measure. This presentation provides a basis for comparison of ongoing operations and prospects. Organic growth: Organic growth is a non-GAAP financial measure that calculates the change in total revenue, excluding the impacts resulting from foreign currency translation, acquisitions, divestitures and certain unusual items. The Company believes this measure provides investors with a supplemental understanding of underlying revenue trends by providing revenue growth on a consistent basis. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 12

# 2025 FINANCIAL SUMMARY

## KEY PERFORMANCE INDICATORS

- Revenues modestly lower YoY as record revenues in Clean Earth were offset by lower revenues in Harsco Environmental and Rail
- Revenue and Adjusted EBITDA changes include the impact of 2024 divestitures
- Adjusted diluted loss per share of 60c; excludes $91M (pretax) of unusual items
- Adjusted Free Cash Flow of $(15)M, including $(54)M at Harsco Rail due to ETOs; FCF improved ~$20M YoY

| $ In millions except EPS; Continuing Operations | 2025 | 2024 | CHANGE |
|---|---|---|---|
| **Revenues, as reported** | 2,240 | 2,343 | (4)% |
| **Income (loss) from Continuing Operations - GAAP** | (160) | (120) | (33)% |
| **Adjusted EBITDA[1]** | 275 | 318 | (14)% |
| *% of Sales[1]* | *12.3%* | *13.6%* | *(130) bps* |
| **GAAP Diluted Earnings (Loss) Per Share from Continuing Operations** | $(2.03) | $(1.57) | (29)% |
| **Adjusted Diluted Earnings (Loss) Per Share[1]** | $(0.60) | $(0.09) | nmf |
| **Cash (Used) Provided by Operating Activities - GAAP** | 101 | 78 | 30% |
| **Adjusted Free Cash Flow[2]** | (15) | (34) | 55% |

(1) Excludes unusual items; see tables at end of presentation for GAAP to non-GAAP reconciliations.
(2) See tables at end of presentation for GAAP to non-GAAP reconciliations.
nmf = not meaningful

© 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation.
13

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS TO INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX, AS REPORTED (Unaudited) Three Months Ended Twelve Months Ended December 31 December 31 2025 2024 2025 2024 (in thousands, except per share amounts) Income (loss) from continuing operations, net of tax, as reported $ (86,537) $ (82,962) $ (163,542) $ (125,736) Adjustments: Change in provision for forward losses and other contract-related costs on certain contracts (a)(b) 25,434 12,814 32,463 32,733 Change in inventory provision (b) 4,162 4,716 4,162 4,716 Charge for environmental matter (b) 5,000 27,200 5,000 27,200 Strategic costs (c)(h) 15,064 1,484 25,322 4,137 Goodwill and other intangible asset impairment charge (d) — 13,026 — 15,866 Plant, property and equipment impairment charge (e)(h) — 25,365 — 25,365 Remeasurement of long-lived assets (f) — — — 10,695 Gain on sale of businesses, net (g) — — — (10,478) Employee termination benefit and related costs (h) — — 9,330 — Net gain on sale of assets (h) — — — (3,281) Net gain on lease incentive (h) — — — (451) Contract termination charge (c) — 5,049 (3,352) 5,049 Site exit costs (e)(h) 411 — 10,692 — Accelerated stock-based compensation expense (c) 6,922 — 6,922 — Gain on note receivable (i) — — — (2,686) Income tax impact from adjustments above (j) 10,712 (14,952) 4,339 (10,851) Adjusted income (loss) from continuing operations, including acquisition amortization expense (18,832) (8,260) (68,664) (27,722) Acquisition amortization expense, net of tax (k) 5,148 4,845 20,234 20,822 Adjusted income (loss) from continuing operations, net of tax $ (13,684) $ (3,415) $ (48,430) $ (6,900) Diluted weighted average shares of common stock outstanding 81,216 80,216 80,712 80,118 Diluted earnings (loss) per share from continuing operations, as reported (l) $ (1.07) $ (1.03) $ (1.57) $ (2.03) Adjusted diluted earnings (loss) per share from continuing operations (l) $ (0.17) $ (0.04) $ (0.60) $ (0.09) © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 14

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED INCOME (LOSS) FROM CONTINUING OPERATIONS TO INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX, AS REPORTED (Unaudited) (Continued from Previous Slide) (a) Classified in Total revenues and includes a $0.4 million decrease and an $11.8 million increase for the three and twelve months ended December 31, 2025, respectively, and a $7.9 million decrease for the twelve months ended December 31, 2024 related to adjustments for certain Harsco Rail contracts. (b) Classified in Cost of services and products sold and includes $25.0 million and $44.3 million for the three and twelve months ended December 31, 2025, respectively, and $12.8 million and $24.8 million for the three and twelve months ended December 31, 2024, respectively, related to adjustments for certain Harsco Rail contracts. (c) Classified in Selling, general and administrative expenses. (d) Classified in Goodwill and other intangible asset impairment charge. (e) Classified in Property, plant and equipment impairment charge. (f) Classified in Remeasurement of long-lived assets. (g) Classified in Gain on sale of businesses, net. (h) Classified in Other expense (income), net. (i) Classified in Interest income within non-operating activities. (j) Unusual items are tax-effected at the global effective tax rate before discrete items in effect during the year the unusual item is recorded. (k) Pre-tax acquisition amortization expense was $6.8 million and $26.6 million for the three and twelve months ended December 31, 2025, respectively, and $6.4 million and $27.3 million for the three and twelve months ended December 31, 2024. (l) Amounts above are rounded and recalculation may not yield precise results. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 15

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED EBITDA BY SEGMENT TO OPERATING INCOME (LOSS), AS REPORTED, BY SEGMENT (Unaudited) Harsco Clean Harsco Consolidated (In thousands) Environmental Earth Rail Corporate Totals Three Months Ended December 31, 2025: Operating income (loss), as reported $ 14,619 $ 18,982 $ (35,556) $ (31,346) $ (33,301) Change in provision for forward losses and other contract-related costs on certain contracts — — 25,434 — 25,434 Strategic costs — — — 15,064 15,064 Charge for environmental matter 5,000 — — — 5,000 Accelerated stock-based compensation — 2,473 — 4,449 6,922 Change in inventory provision — — 4,162 — 4,162 Site exit costs 411 — — — 411 Operating income (loss), excluding unusual items 20,030 21,455 (5,960) (11,833) 23,692 Depreciation 27,566 10,674 1,230 211 39,681 Amortization 564 5,949 241 — 6,754 Adjusted EBITDA $ 48,160 $ 38,078 $ (4,489) $ (11,622) $ 70,127 Revenues, as reported $ 257,165 $ 243,666 $ 55,551 $ 556,382 Adjusted EBITDA margin (%) 1 8.7% 15.6% (8.1)% 12.6% © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 16

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED EBITDA BY SEGMENT TO OPERATING INCOME (LOSS), AS REPORTED, BY SEGMENT (Unaudited) Harsco Clean Harsco Consolidated (In thousands) Environmental Earth Rail Corporate Totals Three Months Ended December 31, 2024: Operating income (loss), as reported $ (41,042) $ 21,065 $ (31,760) $ (10,720) $ (62,457) Strategic costs — — — 1,484 1,484 Charge for environmental matter 27,200 — — — 27,200 Property, plant and equipment impairment charge 23,444 — 1,921 — 25,365 Contract termination charge 5,049 — — — 5,049 Change in provision for forward losses and other contract-related costs on certain contracts — — 12,814 — 12,814 Goodwill and other intangible asset impairment charge — — 13,026 — 13,026 Change in inventory provision — — 4,716 — 4,716 Operating income (loss), excluding unusual items 14,651 21,065 717 (9,236) 27,197 Depreciation 25,963 9,493 1,054 294 36,804 Amortization 543 5,829 67 — 6,439 Adjusted EBITDA $ 41,157 $ 36,387 $ 1,838 $ (8,942) $ 70,440 Revenues, as reported $ 240,316 $ 241,136 $ 77,473 $ 558,925 Adjusted EBITDA margin (%) 17.1% 15.1% 2 .4% 12.6% © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 17

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED EBITDA BY SEGMENT TO OPERATING INCOME (LOSS), AS REPORTED, BY SEGMENT (Unaudited) Harsco Clean Harsco Consolidated (In thousands) Environmental Earth Rail Corporate Totals Twelve Months Ended December 31, 2025: Operating income (loss), as reported $ 42,177 $ 91,662 $ (57,377) $ (72,213) $ 4,249 Change in provision for forward losses and other contract-related costs on certain contracts — — 32,463 — 32,463 Strategic costs — — — 25,322 25,322 Employee termination and related costs 6,852 562 1,916 — 9,330 Contract termination charge (3,352) — — — (3,352) Site exit costs 10,692 — — — 10,692 Charge for environmental matter 5,000 — — — 5,000 Accelerated stock-based compensation — 2,473 — 4,449 6,922 Change in inventory provision — — 4,162 — 4,162 Operating income (loss), excluding unusual items 61,369 94,697 (18,836) (42,442) 94,788 Depreciation 108,168 39,778 4,464 972 153,382 Amortization 2,242 23,644 713 — 26,599 Adjusted EBITDA $ 171,779 $ 158,119 $ (13,659) $ (41,470) $ 274,769 Revenues, as reported $ 1,019,411 $ 973,853 $ 247,094 $ 2,240,358 Adjusted EBITDA margin (%) 1 6.9% 1 6.2% (5.5)% 12.3% © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 18

# RECONCILIATION OF NON-GAAP MEASURES

enviri

## ENVIRI CORPORATION
## RECONCILIATION OF ADJUSTED EBITDA BY SEGMENT TO OPERATING INCOME (LOSS), AS REPORTED, BY SEGMENT
(Unaudited)

| (In thousands) | Harsco Environmental | Clean Earth | Harsco Rail | Corporate | Consolidated Totals |
|---|---|---|---|---|---|
| **Twelve Months Ended December 31, 2024:** | | | | | |
| Operating income (loss), as reported | $ 32,013 | $ 92,648 | $ (59,555) | $ (34,392) | $ 30,714 |
| Remeasurement of long-lived assets | — | — | 10,695 | — | 10,695 |
| Change in provision for forward losses and other contract-related costs on certain contracts | — | — | 32,733 | — | 32,733 |
| Strategic costs | — | — | — | 4,137 | 4,137 |
| Property, plant and equipment impairment charge | 23,444 | — | 1,921 | — | 25,365 |
| Contract termination charge | 5,049 | — | — | — | 5,049 |
| Charge for environmental matter | 27,200 | — | — | — | 27,200 |
| Net gain on sale of assets | — | — | — | (3,281) | (3,281) |
| Goodwill and other intangible asset impairment charge | 2,840 | — | 13,026 | — | 15,866 |
| Adjustment to net gain on lease incentive | (451) | — | — | — | (451) |
| Gain on sale of businesses, net | (10,029) | — | — | (449) | (10,478) |
| Change in inventory provision | — | — | 4,716 | — | 4,716 |
| Operating income (loss), excluding unusual items | 80,066 | 92,648 | 3,536 | (33,985) | 142,265 |
| Depreciation | 109,756 | 33,840 | 3,478 | 1,255 | 148,329 |
| Amortization | 3,068 | 23,976 | 224 | — | 27,268 |
| Adjusted EBITDA | $ 192,890 | $ 150,464 | $ 7,238 | $ (32,730) | $ 317,862 |
| Revenues, as reported | $ 1,111,512 | $ 940,337 | $ 291,288 | | $ 2,343,137 |
| Adjusted EBITDA margin (%) | 17.4 % | 16.0 % | 2.5 % | | 13.6 % |

© 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation.

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RECONCILIATION OF NON-GAAP MEASURES NEW ENVIRI RECONCILIATION OF PROFORMA PROJECTED ADJUSTED EBITDA BY SEGMENT USING MID-RANGE POINTS FOR EACH TO PROFORMA PROJECTED OPERATING INCOME (LOSS) BY SEGMENT (a) (Unaudited) Harsco Harsco Consolidated (Amounts in millions) Environmental Rail Corporate Totals Projected Twelve Months Ending December 31, 2026 Proforma operating income (loss) $ 52 $ (29) $ (17) $ 6 Depreciation 121 6 1 128 Amortization 2 1 — 2 Stock-based compensation — — 4 4 Proforma adjusted EBITDA 175 (23) (12) 141 Proforma revenues 1,010 224 1,234 Adjusted EBITDA margin (%) 1 7.3% (10.0) % 1 1.4% © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 20

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA TO CONSOLIDATED INCOME (LOSS) FROM CONTINUING OPERATIONS AS REPORTED (Unaudited) Three Months Ended December 31 2025 2024 (In thousands) Consolidated income (loss) from continuing operations $ (85,859) $ (82,148) Add back (deduct): Equity in (income) loss of unconsolidated entities, net (44) (74) Income tax expense (benefit) from continuing operations 16,570 (13,828) Defined benefit pension expense (income) 5,389 4,349 Facility fees and debt-related expense (income) 2,923 2,578 Interest expense 28,435 27,348 Interest income (715) (682) Depreciation 39,681 36,804 Amortization 6,754 6,439 Unusual items: Change in provision for forward losses and other contract-related costs on certain contracts 25,434 12,814 Strategic costs 15,064 1,484 Charge for environmental matter 5,000 27,200 Goodwill and other intangible asset impairment charge — 13,026 Contract termination charge — 5,049 Site exit costs 411 — Change in inventory provision 4,162 4,716 Plant, property and equipment impairment charge — 25,365 Accelerated stock-based compensation 6,922 — Consolidated Adjusted EBITDA $ 70,127 $ 70,440 © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 21

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA TO CONSOLIDATED INCOME (LOSS) FROM CONTINUING OPERATIONS AS REPORTED (Unaudited) Twelve Months Ended December 31 2025 2024 (In thousands) Consolidated income (loss) from continuing operations $ (159,650) $ (120,424) Add back (deduct): Equity in (income) loss of unconsolidated entities, net (155) 10 Income tax expense (benefit) from continuing operations 22,986 16,834 Defined benefit pension expense 21,635 17,607 Facility fee and debt-related expense 10,662 11,265 Interest expense 110,962 112,217 Interest income (2,191) (6,795) Depreciation 153,382 148,329 Amortization 26,599 27,268 Unusual items: Change in provision for forward losses and other contract-related costs 32,463 32,733 Remeasurement of long-lived assets — 10,695 Strategic costs 25,322 4,137 Net gain on sale of assets — (3,281) Adjustment to net gain on lease incentive — (451) Property, plant and equipment impairment charge — 25,365 Change in inventory provision 4,162 4,716 Charge for environmental matter 5,000 27,200 Goodwill and other intangible asset impairment charge — 15,866 Gain on sale of businesses, net — (10,478) Employee termination and related costs 9,330 — Contract termination charge (3,352) 5,049 Site exit costs 10,692 — Accelerated stock-based compensation 6,922 — Adjusted EBITDA $ 274,769 $ 317,862 © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 22

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF HARSCO RAIL PROJECTED ADJUSTED EBITDA TO HARSCO RAIL PROJECTED OPERATING INCOME (LOSS) (Unaudited) Harsco Rail Projected Three Months Ending March 31 2026 (In millions) Low High Operating income (loss) $ (10) $ (7) Depreciation and amortization 2 2 Adjusted EBITDA $ (8) $ (5) © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 23

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF HARSCO ENVIRONMENTAL PROJECTED ADJUSTED EBITDA TO HARSCO ENVIRONMENTAL PROJECTED OPERATING INCOME (LOSS) (Unaudited) Harsco Environmental Projected Three Months Ending March 31 2026 (In millions) Low High Operating income (loss) $ 1 $ 6 Depreciation and amortization 30 30 Adjusted EBITDA $ 31 $ 36 © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 24

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED FREE CASH FLOW TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES (Unaudited) Three Months Ended Twelve Months Ended December 31 December 31 2025 2024 2025 2024 (In thousands) Net cash provided (used) by operating activities $ 38,399 $ 36,292 $ 101,407 $ 78,063 Less capital expenditures (48,863) (34,497) (141,279) (136,591) Less expenditures for intangible assets (67) (128) (181) (1,309) Plus capital expenditures for strategic ventures (a) 134 918 1,463 3,095 Plus total proceeds from sales of assets (b) 3,957 4,578 9,772 17,057 Plus transaction-related expenditures and incremental payments for long-term incentive plan (c) 12,855 364 13,596 5,842 Adjusted free cash flow $ 6,415 $ 7,527 $ (15,222) $ (33,843) (a) Capital expenditures for strategic ventures represent the partner’s share of capital expenditures in certain ventures consolidated in the Company’s consolidated financial statements. (b) Asset sales are a normal part of the business model, primarily for the Harsco Environmental segment. The twelve months ended December 31, 2024 also included asset sales by Corporate. (c) Includes expenditures directly related to the Company's divestiture transactions and other strategic costs incurred at Corporate, in addition to incremental payments made to certain employees as part of the Company's long-term incentive plan. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 25

RECONCILIATION OF NON-GAAP MEASURES ENVIRI CORPORATION RECONCILIATION OF ADJUSTED FREE CASH FLOW TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES, BY SEGMENT (Unaudited) Twelve Months Ended December 31, 2025 Harsco Clean Harsco Consolidated (In thousands) Environmental Earth Rail Corporate Totals Net cash provided (used) by operating activities $ 124,729 $ 159,167 $ (47,203) $ (135,286) $ 101,407 Less capital expenditures (84,494) (49,459) (7,117) (209) (141,279) Less expenditures for intangible assets — (181) — — (181) Plus capital expenditures for strategic ventures (a) 1,463 — — — 1,463 Plus total proceeds from sales of assets (b) 8,547 849 374 2 9,772 Plus transaction-related expenditures (c) — 1,524 — 12,072 13,596 Adjusted free cash flow $ 50,245 $ 111,900 $ (53,946) $ (123,421) $ (15,222) (a) Capital expenditures for strategic ventures represent the partner’s share of capital expenditures in certain ventures consolidated in the Company’s condensed consolidated financial statements. (b) Asset sales are a normal part of the business model, primarily for the Harsco Environmental segment. (c) Expenditures directly related to the Company's divestiture transactions and other strategic costs incurred at Corporate. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation. 26

Any disclosure or copying of this document and its contents without the prior written approval of Enviri Corporation is prohibited. All Rights Reserved. © 2026 Enviri Corporation. All Rights Reserved. This document and the information set forth herein are the property of Enviri Corporation.